Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Horace Mann Educators Corporation (the "Company") on Form 10-Q for the period ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bret A. Conklin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bret A. Conklin
Bret A. Conklin
Chief Financial Officer

Date:	August 6, 2021

A signed original of this written statement required by Section 906 has been provided to Horace
Mann Educators Corporation and will be retained by Horace Mann Educators Corporation and furnished to the Securities and Exchange Commission or its staff upon request.